UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 14, 2025

PC Connection, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-23827	02-0513618
(State or Other Juris- diction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

730 Milford Road Merrimack, New Hampshire	03054
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 603-683-2000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CNXN	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On May 14, 2025, PC Connection, Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”) and filed a Form 8-K disclosing the results of the stockholder vote for each proposal on which stockholders voted at the Annual Meeting (the “Original Form 8-K”). The purpose of this Current Report on Form 8-K/A is (i) to provide disclosure pursuant to Item 5.02(e) in connection with the previously disclosed approval of an amendment to the Company’s 2020 Stock Incentive Plan (the “2020 Plan”) and (ii) to supplement the disclosure made under Item 5.07 in the Original Form 8-K regarding the Company’s decision as to the frequency of future advisory approvals of the compensation of the Company’s named executive officers. Except as set forth herein, no other modifications have been made to the Original Form 8-K.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

As previously disclosed in the Original Form 8-K, at the Annual Meeting, the Company’s stockholders approved an amendment to the 2020 Plan, which increased the number of shares of common stock that may be issued under the 2020 Plan from 1,252,500 to 1,652,500 shares. The amendment to the 2020 Plan had previously been adopted by the Company’s Board of Directors (the “Board”), subject to stockholder approval. The description of the 2020 Plan contained on pages 34-44 of the Company’s Proxy Statement for the Annual Meeting, filed with the Securities and Exchange Commission on March 28, 2025, is incorporated herein by reference. A complete copy of the 2020 Stock Incentive Plan is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

As previously disclosed in the Original Form 8-K, at the Annual Meeting, the Company’s stockholders voted on a proposal to approve, on an advisory basis, the preferred frequency of future advisory approvals of the compensation of the Company’s named executive officers (“say-on-pay”) and selected “3 Years” as the preferred frequency. In accordance with these results and its previous recommendation, the Board has determined that the Company will conduct future say-on-pay votes every three years until the next required vote on the frequency of such say-on-pay votes, or until the Board determines that a different frequency is in the best interests of the Company’s stockholders.

Item 9.01.Financial Statements and Exhibits.

(d) Exhibits

99.1	2020 Stock Incentive Plan, as amended (incorporated herein by reference to Appendix A to the Company’s proxy statement pursuant to Section 14(a), File Number 000-23827, filed on March 28, 2025)

104	Cover Page Interactive Data File (embedded within inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 22, 2025	PC CONNECTION, INC.

	By:	/s/ Thomas C. Baker
Thomas C. Baker
Senior Vice President, Chief Financial Officer & Treasurer